UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

WMI LIQUIDATING TRUST

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54922

DELAWARE	45-6794330
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

800 FIFTH AVENUE, SUITE 4100

SEATTLE, WASHINGTON 98104

(Address of principal executive offices, including zip code)

(206) 922-2956

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On November 14, 2019, WMI Liquidating Trust (the “Trust) as successor to Washington Mutual, Inc. and WMI Investment Corp. (collectively, the “Debtors”) filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) an application (the “Application”) for the entry of an order (the “Order”) authorizing, among other things, (a) the closing the Debtors’ chapter 11 cases, (b) a post-closing mechanism with respect to undelivered and uncashed distributions, and (c) following a final distribution to holders of Class 18 Allowed Claims, (i) the wind-up and dissolution of the Trust, including the making of one or more charitable contributions of remaining Liquidating Trust Assets, and (ii) the termination of Kurtzman Carson Consultants LLC as Claims Agent.

The hearing before the Bankruptcy Court for approval of the Application is scheduled for December 19, 2019.

A copy of the Application is attached hereto as Exhibit 99.1. The foregoing description of the Application is qualified in its entirety by reference to the text of the Application, including the exhibits attached thereto, and such text is incorporated herein by reference. All capitalized terms used but not defined in this Current Report on Form 8-K have the meanings given to them in the Application.

On November 18, 2019, the Trust issued a press release announcing the filing of the Application and the scheduled hearing. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

EX-99.1	Application of WMI Liquidating Trust filed on November 14, 2019 in the United States Bankruptcy Court for the District of Delaware.

EX-99.2	Press Release of WMI Liquidating Trust, dated November 18, 2019.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI LIQUIDATING TRUST

Date: November 18, 2019	By:	/s/ Charles Edward Smith
Charles Edward Smith
Executive Vice President and General Counsel